Debt and Other Financing Arrangements	12 Months Ended
Dec. 31, 2013
Debt and Other Financing Arrangements
12.	Debt and Other Financing Arrangements

	(In thousands)
	December 31,
	2013	2012
Industrial revenue bonds:
0.20% to 1.5%, variable, due from 2014 to 2040	$1,030,200	$1,030,200
Notes, 5.0%, due 2013	—	250,000
Notes, 5.75%, due 2017	600,000	600,000
Notes, 5.85%, due 2018	500,000	500,000
Notes, 4.125%, due 2022	600,000	600,000
Notes, 4.0%, due 2023	500,000	—
Notes, 6.40%, due 2037	650,000	650,000
Notes, 5.20%, due 2043	500,000	—

	4,380,200	3,630,200
Less current maturities	(3,300)	(250,000)

	$4,376,900	$3,380,200

Annual aggregate long-term debt maturities are: $3.3 million in 2014; $16.3 million in 2015; none in 2016; $600.0 million in 2017; $500.0 million in 2018; and $3.261 billion thereafter.

In July 2013, Nucor issued $500.0 million of 4.00% notes due in 2023 and $500.0 million of 5.20% notes due in 2043. Net proceeds of the issuances were $991.5 million. Costs of $8.5 million associated with the issuances have been capitalized and will be amortized over the life of the notes.

During the third quarter of 2013, Nucor amended its $1.50 billion unsecured revolving credit facility. The maturity date was extended from December 2016 to August 2018. Costs of $0.6 million associated with the amendment have been capitalized and are amortized over the life of the extension. The unsecured revolving credit facility provides up to $1.50 billion in revolving loans and allows up to $500.0 million in additional commitments at Nucor’s election in accordance with the terms set forth in the credit agreement. Up to the equivalent of $850.0 million of the credit facility is available for foreign currency loans, up to $500.0 million is available for the issuance of letters of credit, and up to $500.0 million is available for the issuance of revolving loans for Nucor subsidiaries in accordance with terms set forth in the credit agreement. The credit facility provides for a pricing grid based upon the credit rating of Nucor’s senior unsecured long-term debt and, alternatively, interest rates quoted by lenders in connection with competitive bidding. The credit facility includes customary financial and other covenants, including a limit on the ratio of funded debt to capital of 60%, a limit on Nucor’s ability to pledge the Company’s assets and a limit on consolidations, mergers and sales of assets. As of December 31, 2013, Nucor’s funded debt to total capital ratio was 36%, and Nucor was in compliance with all covenants under the credit facility. No borrowings were outstanding under the credit facility as of December 31, 2013 and 2012.

Harris Steel has credit facilities totaling approximately $33.0 million, with no borrowings outstanding at December 31, 2013. In addition, the business of Nucor Trading S.A. is financed by uncommitted trade credit arrangements with a number of European banking institutions. As of December 31, 2013, Nucor Trading S.A. had outstanding borrowings of $29.2 million ($27.1 million at December 31, 2012) and outstanding guarantees of $0.1 million. In addition, $29.1 million of the amount outstanding at December 31, 2013 ($21.5 million at December 31, 2012) was guaranteed by Nucor. If Nucor Trading S.A. fails to pay when due any amounts for which it is obligated, Nucor could be required to pay such amounts pursuant to and in accordance with the terms of the guarantee.

Letters of credit totaling $31.8 million were outstanding as of December 31, 2013 related to certain obligations, including workers’ compensation, utilities deposits and credit arrangements by Nucor Trading S.A. for commitments to purchase inventories.